Filed pursuant to Rule 497
File No. 333-175624

Maximum Offering of 150,000,000 Shares of Common Stock

Sierra Income Corporation

Common Stock

Supplement No. 6 dated November 13, 2014

to

Prospectus dated April 30, 2014

This Supplement No. 6 contains information which amends, supplements, or modifies certain information contained in the Prospectus of Sierra Income Corporation (the “Company”) dated April 30, 2014 (the “Prospectus”), Supplement No. 1 to the Prospectus dated July 11, 2014, Supplement No. 2 to the Prospectus dated August 6, 2014, Supplement No. 3 to the Prospectus dated August 28, 2014, Supplement No. 4 to the Prospectus dated October 2, 2014, and Supplement No. 5 to the Prospectus dated October 9, 2014.

You should carefully consider the “Risk Factors” beginning on page 29 of the Prospectus before you decide to invest.

The purpose of this prospectus supplement is to articulate the following:

1.	The independence of the Company, its external manager, SIC Advisors LLC (the “Advisor”) and its sponsor, Medley Management Inc. (“Medley” or the “Sponsor” and collectively with the Company and the Advisor, the “Sierra Entities”); and

2.	Describe the relationship between the Sierra Entities and SC Distributors LLC (“SCD”) in its capacity as Dealer Manager for the Company and Strategic Capital Advisory Services, LLC (“SCAS” and, collectively with SCD, “Strategic Capital”) in its capacity as an advisor to, and non-controlling minority equity holder of the Advisor.

Our Advisor

Our investment activities are managed by the Advisor, which is an affiliate of Medley Management Inc., an independent asset management firm with approximately $3.6 billion of assets under management as of September 30, 2014. The Advisor’s Investment Team, which is provided for by Medley, is responsible for sourcing investment opportunities, conducting industry research, performing diligence on potential investments, structuring our investments and monitoring our portfolio companies on an ongoing basis and providing financial and accounting functions. Medley is the sole manager and controls the Advisor through its majority controlling interest.

Strategic Capital

SCD coordinates the distribution of the shares of the Company’s common stock on a best efforts basis, manages our relationships with participating broker dealers and provides assistance in connection with compliance matters relating to marketing the offering. SCD provides the foregoing distribution-related services to us on a contractual basis pursuant to the dealer manager agreement and exercises no control or influence over our investment, asset management or accounting functions or any other aspect of our management or operations.

Pursuant to a joint venture agreement with our Advisor, SCAS generally provides to us, on behalf of our Advisor, administrative services relating to communications with our stockholders, public relations services, marketing services, technology support and various operational services, including supervising the performance of our transfer and escrow agents and assisting in the administration of our distribution reinvestment program and our share repurchase program. SCAS provides only the foregoing advisory services to our Advisor on a contractual basis and exercises no control or influence over our investment, asset management or accounting functions or any other aspect of our management or operations.

In September of 2014, RCS Capital Corporation (“RCAP”) acquired SCD and became the indirect owner of SCAS, which holds a 20% passive economic interest in the Advisor. Neither RCAP nor any RCAP-affiliated entity, including SCD and SCAS, has any control over the Company, the Advisor or the Sponsor. Neither RCAP nor any RCAP-affiliated entity or person serves as an executive officer or director of the Company or in any management or fiduciary capacity of the Company or the Sponsor. None of the Company, the Advisor or the Sponsor shares any finance or accounting personnel with RCAP or any other RCAP-affiliated entity.

Further, the Company, RCAP and American Realty Capital Properties, Inc. (“ARCP”) are separate and independent public corporations. RCAP has no overlapping members of management with ARCP. RCAP also maintains a separate independent board of directors with no overlapping independent directors with ARCP. RCAP has an independent accounting team as well as separate accounting and control systems from ARCP.

Further, none of the Company, the Advisor, nor the Sponsor has any relationship with ARCP. Neither ARCP nor any of its principals have any ownership in the Company, the Advisor or the Sponsor. Neither ARCP nor any ARCP-affiliated entity or person serves as an executive officer or director of the Company or in any management or fiduciary capacity of the Company, the Advisor or the Sponsor. Neither ARCP nor any ARCP-affiliated entity has any control over the Company, the Advisor or the Sponsor. None of the Company, the Advisor or the Sponsor shares any finance or accounting personnel with ARCP nor any affiliated entity or person.

Board of Directors

We operate under the direction of our board of directors, a majority of which are independent directors, or “non-interested persons”, as such term is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended. No member of our board of directors also serves as a director or executive officer of RCAP, ARCP or any of their affiliates.

Additional oversight is provided by the Company’s audit committee, which is comprised solely of independent directors. At no time have any of our independent directors served as officers or directors of ARCP or any ARCP-controlled entity or RCAP or any RCAP-controlled entity.

The Investment Committee of Our Advisor

Our Advisor utilizes its investment committee to oversee the implementation of our investment strategy. The purpose of the investment committee is to evaluate and approve all investments by our Advisor’s investment team. The investment committee is comprised of a minimum of three members selected from senior members of the Advisor’s investment team which is comprised of Medley investment professionals. Approval of an investment requires a majority vote of the investment committee, although unanimous agreement is sought. The investment committee process is intended to bring the diverse experience and perspectives of the investment committee members to the analysis and consideration of every investment. The investment committee also serves to provide consistency and adherence to our Advisor’s investment philosophies and policies. The investment committee also determines appropriate investment sizing and suggests ongoing monitoring requirements. No member of our investment committee is a director, executive officer or employee of RCAP, ARCP or any of their respective affiliates.

Audit and Finance

Ernst & Young LLP is our independent auditor and will provide the audit opinion for our 2014 financial statements. Since inception, the Company has issued unqualified audit opinions from Ernst & Young. The Company maintains a dedicated financial accounting and reporting team with independent financial reporting procedures. All of our officers, including our chief financial officer, have had significant tenures with us.

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